Exhibit 10.10.8

SEVENTH AMENDMENT TO CODE SHARE AND

REVENUE SHARING AGREEMENT AND SETTLEMENT, ASSIGNMENT

AND ASSUMPTION AGREEMENT

THIS SEVENTH AMENDMENT TO CODE SHARE AND REVENUE SHARING AGREEMENT AND SETTLEMENT, ASSIGNMENT AND ASSUMPTION AGREEMENT (“Seventh Amendment”) is made and entered into as of September 10, 2007 (the “Effective Date”) by and among AMERICA WEST AIRLINES, INC., a Delaware corporation (“AWA” ), US AIRWAYS, INC., a Delaware corporation (“US Airways”), MESA AIRLINES, INC., a Nevada corporation (“Mesa”), AIR MIDWEST, INC. a Kansas corporation (“AM”), and FREEDOM AIRLINES, INC., a Nevada corporation (“Freedom”). Mesa, AM and Freedom are referred to collectively as the “Mesa Group”.

RECITALS:

WHEREAS, AWA and the Mesa Group are parties to that certain Code Share and Revenue Sharing Agreement, dated to be effective February 1, 2001, as amended by that certain First Amendment to Code Share and Revenue Sharing Agreement, dated to be effective April 27, 2001, that certain Second Amendment to Code Share and Revenue Sharing Agreement, dated to be effective October 24, 2002, that certain Third Amendment to Code Share and Revenue Sharing Agreement, dated to be effective January 29, 2003, that certain Fourth Amendment to Code Share and Revenue Sharing Agreement, dated to be effective September 5, 2003, that certain Fifth Amendment to Code Share and Revenue Sharing Agreement, dated to be effective January 28, 2005, that certain Fifth Amendment to Code Share and Revenue Sharing Agreement, dated to be effective January 28, 2005 and that certain Sixth Amendment to Code Share and Revenue Sharing Agreement, dated to be effective July 27, 2005 (collectively, the “Code Share Agreement”);

WHEREAS, the Code Share Agreement requires the Mesa Group to provide certain Flight Services and Other Services for AWA, pursuant to the terms and conditions of the Code Share Agreement;

WHEREAS, the Mesa Group and AWA desire to amend the Code Share Agreement pursuant to the terms and conditions of this Seventh Amendment;

WHEREAS, the Mesa Group and AWA desire to settle certain amounts payable to each other pursuant to certain claims under the Code Share Agreement;

WHEREAS, as part of the integration of AWA’s and US Airways’ operations, AWA and US Airways will combine their operating certificates into one operating certificate under US Airways;

WHEREAS, AWA wishes to assign, transfer and convey to US Airways its rights, title and interest in and to the Code Share Agreement and US Airways wishes to accept and assume from AWA, all of AWA’s rights, interests, liabilities, duties and obligations in, to and under the Code Share Agreement; and

WHEREAS, AWA, US Airways and the Mesa Group have agreed to enter into this Agreement for the purpose of giving effect to such assignment to US Airways of AWA’s rights and interests in, to and under the Code Share Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1:        Definitions and Interpretation.

1.1        Unless otherwise defined or the context otherwise requires, capitalized terms used in this Seventh Amendment shall have the same meanings as in the Code Share Agreement (whether by reference to another document or otherwise) and the following terms shall have the following meanings:

“Effective Time” means the date AWA relinquishes its FAA operating certificate.

Section 2:        Amendments.

2.1        AWA, US Airways and the Mesa Group agree that Exhibit C of the Code Share Agreement is amended by: (i) deleting the reference to $[***] in the “Ownership” line under the CRJ 900 column and replacing such number with a reference to Note 6 and (ii) adding the following Note 6:

“[***] per CRJ 900 per month for [***] months from [***] through [***] and $[***] per CRJ 900 per month for the remainder of the Term”.

Section 3:        Settlement. AWA, US Airways and the Mesa Group agree to the following settlement of certain outstanding liabilities, duties and obligations contained in the Code Share Agreement and disputes between Mesa and AWA and US Airways:

3.1        AWA, US Airways and the Mesa Group agree that US Airways shall pay and has paid to Mesa the sum of $[***] in settlement of outstanding claims Mesa has against AWA for CRJ Model 900 “Ownership” Guaranteed Non-Maintenance Costs payable through July 2007 pursuant to Section 7.2(a) of the Code Share Agreement (the “CRJ 900 Claims”). The Mesa Group hereby acknowledges receipt of this settlement payment in full on August 9, 2007. The parties agree that only the CRJ 900 Claims are being settled hereby and no other claims any party may have against any other party under the Code Share Agreement shall be settled or affected hereby (other than the release of AWA pursuant to Section 4.1(d) below upon the assumption hereunder by US Airways of all of AWA’s obligations, duties and liabilities under the Code Share Agreement).

Section 4:        Assignment and Assumption.

4.1        At the Effective Time:

(a)        AWA hereby conveys, assigns, transfers and sets over to US Airways all of the rights, title and interests of AWA in, to and under the Code Share Agreement (including,

without limitation, in respect of rights and interests accruing, arising or pertaining to, and matters occurring during, the period prior to the Effective Time).

(b)        US Airways hereby accepts the conveyance, assignment and transfer contained in sub-section (a) of this Section 4.1 and assumes and agrees to discharge, perform and satisfy all of the obligations, duties and liabilities of AWA under the Code Share Agreement, in each case arising prior to, at and after the Effective Time for the benefit of the Mesa Group in the time and manner required by the Code Share Agreement to the same extent as if US Airways had executed and delivered the Code Share Agreement. US Airways further agrees that it shall be deemed to be a party to the Code Share Agreement and shall be bound by the terms and provisions of the Code Share Agreement, and further agrees to observe and perform in favor of and for the benefit of the Mesa Group all obligations, duties and liabilities of AWA under the Code Share Agreement arising prior to, at and after the Effective Time.

(c)        The Mesa Group hereby consents to and accepts the conveyance, assignment and transfer by AWA and the assumption by US Airways of all of the rights, title, interests, duties, liabilities and obligations of AWA in, to and under the Code Share Agreement, and US Airways’ agreement to be bound by the terms and provisions of the Code Share Agreement and to perform all of AWA’s obligations, duties and liabilities under the Code Share Agreement pursuant to sub-sections (a) and (b) of this Section 4.1.

(d)        The Mesa Group releases AWA from its obligations, duties and liabilities to the Mesa Group arising at or after the Effective Time under the Code Share Agreement.

(e)        AWA releases the Mesa Group from its obligations, duties and liabilities to AWA arising at or after the Effective Time under the Code Share Agreement.

(f)        The Mesa Group agrees to observe and perform in favor of and for the benefit of US Airways all its obligations, duties and liabilities arising at or after the Effective Time under the Code Share Agreement.

(g)        At the Effective Time, all references to “America West Airlines, Inc.” and “AWA” shall be deleted and replaced with “US Airways, Inc.” and “US Airways”, respectively.

(h)        At the Effective Time, the notice address for AWA in Section 15.1 of the Code Share Agreement will be amended as follows:

“If to US Airways: US Airways: Inc.4000 E. Sky Harbor Blvd.

Phoenix, AZ 95034

Attn: General Counsel

Telephone: (480) 693-3760

Facsimile: (480) 693-5155”

Each of the foregoing events and agreements in this Section 4.1 is conditional upon the happening of the others and shall occur simultaneously. It is hereby agreed and acknowledged that the above-described assignment and assumption of the Code Share Agreement and the resulting releases and discharges of AWA by the Mesa Group, and of the Mesa Group by AWA, are without prejudice to any and all rights, obligations, claims and demands, including, without limitation, rights to indemnification under the Code Share Agreement, which AWA or the Mesa Group may have against each other in respect of acts, omissions, events and circumstances arising prior to the Effective Time. Notwithstanding anything contained herein, none of the parties’ respective obligations, duties and liabilities under the Code Share Agreement shall be increased, nor shall such parties’ rights and privileges under the Code Share Agreement be reduced, by reason of the transactions contemplated hereby.

Section 5:        Effect. Except as set forth in this Seventh Amendment, all of the terms and conditions of the Code Share Agreement shall remain in full force and effect and be applicable to this Seventh Amendment.

Section 6:        Counterparts. This Seventh Amendment may be executed in counterparts, all of which when taken together shall be one and the same document.

Section 7:        Entire Agreement. This Seventh Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto.

Section 8:        References to Agreement. The Code Share Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Code Share Agreement as amended hereby, are hereby amended so that any reference therein to the Code Share Agreement shall mean a reference to the Code Share Agreement as amended hereby.

Section 9:        Agreement Remains in Effect. The Code Share Agreement, as amended hereby, remains in full force and effect and each of the parties ratifies and confirms its agreements and covenants contained therein.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have duly executed this Seventh Amendment as of the date first above written.

AMERICA WEST AIRLINES, INC.

By:
Name:
Title:

US AIRWAYS, INC.

By:
Name:
Title:

MESA AIRLINES, INC.

By:
Name:
Title:

FREEDOM AIRLINES, INC.

By:
Name:
Title:

AIR MIDWEST, INC.

By:
Name:
Title:

[Signature Page — Seventh Amendment to Code Share Agreement]

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